UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2026
________________________________________
Vir Biotechnology, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________

Delaware	001-39083	81-2730369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Owens Street, Suite 900
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 906-4324
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VIR	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2026, Jason O’Byrne, MBA, Executive Vice President and Chief Financial Officer of Vir Biotechnology, Inc. (Vir Bio), informed Vir Bio that he will be stepping down from his role, effective August 3, 2026, to pursue another opportunity. Mr. O’Byrne’s resignation was not because of any disagreement with Vir Bio on any matter relating to Vir Bio’s operations, policies, or practices. Vir Bio has initiated a search for his successor.
Additionally, on July 23, 2026, the Board of Directors of Vir Bio appointed Brent Sabatini, CPA, MBA, Senior Vice President and Chief Accounting Officer of Vir Bio, as interim “principal financial officer” of Vir Bio, effective August 3, 2026. Mr. Sabatini, 52, has served as the Senior Vice President and Chief Accounting Officer of Vir Bio since February 2023 and as the “principal accounting officer” of Vir Bio since October 2024. He has more than two decades of relevant experience; previously, from March 2021 to February 2023, he was at Capsida Biotherapeutics, Inc., most recently as Head of Finance. Prior to that, Mr. Sabatini was at Amgen Inc. from April 2004 to March 2021 where he progressed through various positions of increasing responsibility, including leadership roles in Accounting, Tax and Financial Planning and Analysis. Mr. Sabatini is a Certified Public Accountant and received a B.S. in Accountancy from California State University, Northridge and an MBA from the University of Michigan’s Stephen M. Ross School of Business. There are no arrangements or understandings between Mr. Sabatini and any other persons pursuant to which he was selected as Vir Bio’s interim principal financial officer. There are no family relationships between Mr. Sabatini and any director or executive officer of Vir Bio. Mr. Sabatini has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Sabatini will not receive any adjustment to his compensation or any additional compensation in connection with performing the function of interim principal financial officer of Vir Bio.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date:	July 24, 2026	By:	/s/ Marianne De Backer
Marianne De Backer, M.Sc., Ph.D., MBA President and Chief Executive Officer